UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Neos Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 21, 2020

Dear Neos Stockholder:

On behalf of the Neos Therapeutics, Inc. Board of Directors and our senior management team, I am pleased to invite you to attend our 2020 Annual Meeting of Stockholders to be held virtually on Wednesday, June 10, 2020 at 8:00 a.m. CDT at https://web.lumiagm.com/266220294. The password for the meeting is neos2020. You will then have to click on "I have a login" and enter the 11-digit control number included on the proxy card mailed to you.

The attached Notice of 2020 Annual Meeting of Stockholders and proxy statement contain important information about the meeting and the business to be conducted at the Annual Meeting.

Pursuant to the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials (the "Notice"). On or about April 21, 2020, we will begin mailing to our stockholders the Notice, which contains instructions on how to access or request a copy of our proxy statement for the 2020 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2019.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, I hope that you will vote as soon as possible. You may vote over the Internet prior to the meeting or during the virtual Annual Meeting or, if you requested printed copies of proxy materials, you also may vote by mailing a proxy card. Please review the instructions on the Notice or on the proxy card regarding your voting options.

We look forward to seeing you at the Annual Meeting. As always, thank you for your continued support of Neos.

Sincerely,
Gerald McLaughlin President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

To ensure your representation at the meeting, whether or not you plan to attend the virtual meeting, please vote your shares as promptly as possible over the Internet by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the meeting and save Neos the extra expense associated with additional solicitation. If you hold your shares through a broker, your broker is not permitted to vote on your behalf in the election of directors, unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via the Internet). For your vote to be counted, you will need to communicate your voting decision before the date of the Annual Meeting. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your stock during the meeting.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Wednesday, June 10, 2020 at 8:00 a.m. CDT
Place:
The Annual Meeting will be held virtually at the following website: https://web.lumiagm.com/266220294 (password: neos2020), and can be accessed by entering the 11-digit control number included on the proxy card mailed to you. We recommend that you log in a few minutes before the Annual Meeting begins to ensure you are logged in when the meeting starts.
Items of Business:
Proposal 1: Election of the two Class II director nominees, Gerald McLaughlin and Greg Robitaille, for terms expiring at the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal.
Proposal 2: Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.
To transact any other business properly brought before the Annual Meeting (including adjournments and postponements thereof).
Record Date:
Monday, April 13, 2020. Only Neos stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting.

A list of stockholders of the Company entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the 10-day period immediately prior to the date of the Annual Meeting.
Proxy Voting:
Your vote is very important, regardless of the number of shares you own. We urge you to promptly vote by telephone, by using the Internet, or, if you received a proxy card or instruction form, by completing, dating, signing and returning it by mail. For instructions on voting, please see Questions and Answers about Voting beginning on page 2.

April 21, 2020

By order of the Board of Directors,
John M. Limongelli Corporate Secretary Neos Therapeutics, Inc.

WE URGE YOU TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE OVER THE INTERNET, BY
TELEPHONE, OR, IF YOU REQUESTED PRINTED COPIES OF YOUR PROXY MATERIALS BY
COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED.
IF YOU DECIDE TO ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY, IF SO DESIRED,
REVOKE YOUR PROXY AND VOTE YOUR SHARES AT THE MEETING.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

INFORMATION ABOUT THE 2020 ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

Why did I receive proxy materials? What is included in the proxy materials?

Our Board of Directors is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment or postponement of the Annual Meeting for the purposes set forth in this proxy statement and the accompanying Notice of Internet Availability of Proxy Materials (the "Notice"). You received proxy materials because you owned shares of Neos common stock at the close of business on April 13, 2020, the record date, and that entitles you to vote at the 2020 Annual Meeting of Stockholders.

The proxy materials include the Notice, the proxy statement, and our Annual Report on Form 10-K for the year ended December 31, 2019 and, if you received paper copies, a proxy card or voting instruction form. The proxy statement describes the matters on which the Board of Directors would like you to vote, and provides information about Neos that we must disclose under Securities and Exchange Commission ("SEC") regulations when we solicit your proxy.

Your proxy will authorize specified persons, each of whom also is referred to as a proxy, to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the virtual Annual Meeting. The written document by which you authorize a proxy to vote on your behalf is referred to as a proxy card.

We intend to mail the Notice to you, unless you have requested a printed copy of the proxy materials, on or about April 21, 2020 to all stockholders of record entitled to vote at the Annual Meeting.

How can I get access to the proxy materials?

The Notice contains instructions on how to access our proxy materials online. At the website, you may:

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vote your shares after you have viewed the proxy materials; and

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select a future delivery preference of paper or electronic copies of the proxy materials.

Rules adopted by the SEC allow companies to send stockholders a notice of Internet availability of proxy materials only, rather than mail them full sets of proxy materials. We have elected to take advantage of this alternative "notice only" distribution option. The Notice contains instructions on how stockholders can access our Notice of Annual Meeting and proxy statement via the Internet. It also contains instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

If you hold your shares through a bank, broker or other custodian, you also may have the opportunity to receive the proxy materials electronically. Please check the information contained in the documents provided to you by your bank, broker or other custodian.

We encourage you to take advantage of the availability of the proxy materials electronically to help reduce the environmental impact of the Annual Meeting.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 1

INFORMATION ABOUT THE 2020 ANNUAL MEETING(CONTINUED)

QUESTIONS AND ANSWERS ABOUT VOTING

What am I voting on at the Annual Meeting?

Proposal	Description	Board's Vote Recommendation	Page
1	Election of the two director nominees named in this proxy statement for terms expiring at the 2023 Annual Meeting of Stockholders	Vote FOR each of the nominees	15
2	Ratification of appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020	Vote FOR	25

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be presented and voted upon at the Annual Meeting. Our 2019 proxy statement described the requirements under our governance documents for properly submitting proposals or nominations from the floor at this year's Annual Meeting. The proxies will have discretionary authority, to the extent permitted by law, on how to vote on other matters that may come before the Annual Meeting.

How many votes can be cast by all stockholders?

Each share of Neos common stock is entitled to one vote on each of the two directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. We had 49,743,955 shares of common stock outstanding and entitled to vote on the record date, April 13, 2020.

How many votes must be present to hold the Annual Meeting?

A majority of the issued and outstanding shares entitled to vote, or 24,871,978 shares, present in person or by proxy, are needed for a quorum to hold the Annual Meeting. Abstentions and broker non-votes (discussed below) are included in determining whether a quorum is present. We urge you to vote by proxy even if you plan to attend the Annual Meeting. This will help us know that enough votes will be present to hold the Annual Meeting.

How many votes are needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers (referred to as broker non-votes). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street name, brokers may not vote those shares in matters deemed non-routine. Proposal 1 below is deemed to be a non-routine matter, and, as a result, your broker or nominee may not vote your shares on Proposal 1 in the absence of your instruction. Proposal 2 is considered to be a "routine" matter, and, as a result, your broker or nominee may vote your shares in its discretion either for or against Proposal 2 even in the absence of your instruction. If you are a beneficial owner and want to ensure that

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INFORMATION ABOUT THE 2020 ANNUAL MEETING(CONTINUED)

all of the shares you beneficially own are voted for or against Proposal 2, you must give your broker or nominee specific instructions to do so.

Proposal Number	Summary Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Plurality of votes cast	No effect	Not voted/No effect
2	Ratification of the appointment of independent auditor	Majority of shares present and properly cast for and against such matter	No effect	Shares may be voted by brokers in their discretion but any non-votes have no effect

Signed but unmarked proxy cards will be voted "for" each proposal.

How do I vote if I own shares as a record holder?

If your name is registered on Neos' stockholder records as the owner of shares, you are the "record holder." If you hold shares as a record holder on the record date, there are four ways that you can vote your shares.

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Over the Internet (before the Annual Meeting).  Vote by following the instructions provided in the Notice. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on Tuesday, June 9, 2020. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

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By telephone.   Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on Tuesday, June 9, 2020. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

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By mail.  If you requested and received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. If you received only a Notice but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 8:00 a.m. Central Time on Wednesday, June 10, 2020.

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At the Annual Meeting.   Attend, or have your personal representative with a valid legal proxy attend, the virtual Annual Meeting and vote your shares using the on-screen instructions provided by the host.

How do I vote if my Neos shares are held by a bank, broker or custodian?

If your shares are held by a bank, broker or other custodian (commonly referred to as shares held "in street name"), the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone.

Proposal 1 is deemed to be a "non-routine" matter, and as a result, your broker or nominee may not vote your shares in the absence of your instruction. In such a circumstance, shares not voted by the broker

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 3

INFORMATION ABOUT THE 2020 ANNUAL MEETING(CONTINUED)

would result in broker non-votes. Because the vote required to approve Proposal 1 is a plurality of votes properly cast for and against such matter, broker non-votes have no effect on the approval of Proposal 1.

Proposal 2 is deemed to be a "routine" matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on this proposal, your broker or nominee will have the discretion to vote your shares on such proposal. Accordingly, if you fail to provide voting instructions to your broker or nominee, your broker or nominee can vote your shares on the proposal in a manner that is contrary to what you intend. For example, if you are against the approval of Proposal 2 but you do not provide any voting instructions to your broker, your broker can nonetheless vote your shares "For" Proposal 2. While we do not expect any broker non-votes on Proposal 2, if you do not provide voting instructions and your broker or nominee fails to vote your shares, this will not have any effect on the approval of Proposal 2. If you are a beneficial owner of shares registered in the name of your broker or other nominee, we strongly encourage you to provide voting instructions to the broker or nominee that holds your shares to ensure that your shares are voted in the manner in which you want

If you hold shares in street name and want to participate in the virtual Annual Meeting, you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares you held as of the record date, your name and email address. You then must submit a request for registration to our transfer agent, AST: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as "Legal Proxy" and be received by AST no later than 5:00 p.m. EDT on May 27, 2020.

Can I change my vote?

Yes. If you are a record holder, you may:

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Enter new instructions by telephone or Internet voting before 11:59 p.m. EDT on Tuesday, June 9, 2020;

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Send a new proxy card with a later date than the card submitted earlier. We must receive your new proxy card before 8:00 a.m. CDT on Wednesday, June 10, 2020;

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Write to the Corporate Secretary at the address listed on page 41. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 8:00 a.m. CDT on Wednesday, June 10, 2020; or

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Attend the virtual Annual Meeting and vote during the meeting (or have a personal representative with a valid proxy vote) using the on-screen instructions provided by the host. Note that simply attending the virtual Annual Meeting without voting during the meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, you may:

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Submit new voting instructions in the manner provided by your bank, broker or other custodian; or

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INFORMATION ABOUT THE 2020 ANNUAL MEETING(CONTINUED)
•
Contact your bank, broker or other custodian to request a proxy to vote at the virtual Annual Meeting and submit a request for registration to our transfer agent, AST using one of the methods described above.

Who will count the votes? Is my vote confidential?

A representative of our transfer agent, AST, has been appointed Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum, and the validity of proxies and ballots, and will count all votes and ballots.

All votes are confidential. Your voting records will not be disclosed to us, except as required by law, in contested Board elections or certain other limited circumstances.

Who pays for the proxy solicitation and how will Neos solicit votes?

We pay the cost of preparing our proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers, employees and agents by telephone, electronic or facsimile transmission or in person. We may choose to enlist the help of banks and brokerage houses in soliciting proxies from their customers and, in all cases, will reimburse them for their related out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?

We will publish the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC. The Form 8-K will be available online at www.sec.gov within four business days following the end of our Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

IMPORTANT INFORMATION IF YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING

Due to rising concerns around the spread of COVID-19 in the United States and globally, the Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting and vote online. The Annual Meeting can be accessed by visiting https://web.lumiagm.com/266220294 (password: neos2020) on June 10, 2020, using the 11-digit control number included on the proxy card mailed to you. We recommend that you log in a few minutes before the Annual Meeting begins at 8:00 a.m. CDT to ensure you are logged in when the meeting starts.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 5

CORPORATE GOVERNANCE

GOVERNANCE POLICIES AND PRACTICES

Neos is committed to ensuring strong corporate governance practices on behalf of our stockholders. Neos' Corporate Governance Guidelines, together with the charters of the Audit, Compensation and Nominating and Corporate Governance Committees, establishes a framework of policies and practices for our effective governance and to assist and guide each director in the exercise of his or her responsibilities. Our Corporate Governance Guidelines, which are available at http://investors.neostx.com, address Board composition, leadership, performance and compensation, director qualifications, director independence, committee structure and roles, and succession planning, among other things. The Board, the Nominating and Corporate Governance Committee and the other committees regularly review their governance policies and practices and developments in corporate governance and update these documents, including the Corporate Governance Guidelines, as they deem appropriate for Neos.

The following describes some of our most significant governance practices by area.

BOARD STRUCTURE AND PROCESS

✓

8 Directors on Board

✓

7 Independent Directors (88%)

✓

Classified Board Divided into Three Classes

✓

Diverse Board as to Composition, Skills and Experience

✓

Independent Chairman of the Board

✓

Independent Audit, Compensation, and Nominating and Corporate Governance Committees

✓

Annual Evaluations of the Board and its Committees

OVERSIGHT OF EXECUTIVE COMPENSATION

✓

Pay-for-Performance Executive Compensation Philosophy

✓

No Tax Gross-up

✓

Provide for Double-Trigger Change in Control Arrangements

✓

No Excessive Perquisites

✓

Target Pay Based on Market Norms

ALIGNMENT WITH STOCKHOLDER INTERESTS

✓

High Percentage of Variable ("at risk") NEO Pay

✓

Significant Portion of Director Compensation Delivered in Neos Common Stock

✓

Restrictions on Hedging and Pledging of Neos Common Stock

✓

No repricing of stock options without stockholder approval

For more information about our executive compensation governance policies and practices, see Executive Compensation beginning on page 28.

    6    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

CORPORATE GOVERNANCE(CONTINUED)

ROLE OF THE BOARD AND LEADERSHIP STRUCTURE

The Board's primary role is the oversight of the management of Neos' business affairs and assets in accordance with the Board's fiduciary duties to stockholders under Delaware law. To fulfill its responsibilities to our stockholders, Neos' Board, both directly and through its committees, regularly engages with management, promotes management accountability and reviews the most critical issues that face Neos. Among other things, the Board reviews the Company's strategy and mission, its execution on financial and strategic plans, and succession planning. The Board also oversees risk management and determines the compensation of the President and Chief Executive Officer (CEO), in consultation with the Compensation Committee. All directors play an active role in overseeing the Company's business strategy at the Board and committee levels. The Board is committed to meeting the dynamic needs of the Company and focusing on the interests of its stockholders and, as a result, regularly evaluates and adapts its composition, role, and relationship with management.

Independent Board Members

Neos believes in the importance of a board comprised largely of independent, non-employee directors. Currently, the Board has determined that all Neos directors, other than the Company's CEO, Gerald McLaughlin, are independent under Nasdaq listing standards and SEC rules. Similarly, at the committee level, all committee members are independent under Nasdaq listing standards and SEC rules applicable to each committee.

Independent Chairman of the Board

We have separated the roles of the Chairman of the Board and CEO, and have appointed Alan Heller, to serve as our independent Chairman. We believe that having a Chairman separate from the CEO helps to ensure greater independent oversight of the Company and the management team and contributes to strong governance practices. The Board regularly assesses the appropriateness of this leadership structure and has concluded that this structure is appropriate for Neos at this time. The full Board evaluates the Chairman's performance on an annual basis.

The following table describes the key responsibilities that the Board has entrusted to the Chairman of the Board:

CHAIRMAN RESPONSIBILITIES

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Serves as principal representative of the Board

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Develops schedule and agenda of Board meetings, in consultation with the CEO and other directors

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Presides over Board meetings

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Facilitates discussion among independent directors on key issues

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Acts as a liaison between the Board and management

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Advises the CEO on issues of concern for the Board

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Engages in the director recruitment process

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Represents the Company in interactions with external stakeholders, at the request of the Board

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 7

CORPORATE GOVERNANCE(CONTINUED)

Risk Oversight

One of the Board's key functions is informed oversight of our risk management process and the specific risks that could affect us. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

    8    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

CORPORATE GOVERNANCE(CONTINUED)

OTHER BOARD PRACTICES

Neos employs a number of other practices directed to ensure the highest level of corporate governance oversight on behalf of its stockholders. The following table describes some of these practices in more detail.

PRACTICES DIRECTED TO INDIVIDUAL NEOS DIRECTORS

Limits on Public Company Directorships	The Board does not believe that its directors should be prohibited from serving on boards of other organizations. However, the Nominating and Corporate Governance Committee takes into account the nature of and time involved in a director's service on other boards in evaluating the suitability of individual directors and making its recommendations to the Board. The Company expects that each of its directors will be able to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties on the Company's behalf, including attending Board and applicable committee meetings.
Change in Director's Principal Position
If a director changes his or her principal employment position, that director is required to notify the Nominating and Corporate Governance Committee. The Committee will then review the continued appropriateness of Board membership under the new circumstances.
Continuing Education for Directors
The Board is regularly updated on Neos' businesses, strategies, operations and employee matters, as well as external trends and issues that affect the Company. The Nominating and Corporate Governance Committee oversees the continuing education process and it encourages directors to attend continuing education courses relevant to their service on Neos' Board. Neos will reimburse directors for expenses they incur in connection with continuing education courses.
Attendance at Annual Meeting of Stockholders
The Board encourages all directors and nominees for director to attend the Annual Meeting. In 2019, all of the directors attended the annual meeting of stockholders. Neos anticipates that all directors will attend the 2020 Annual Meeting.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 9

CORPORATE GOVERNANCE(CONTINUED)

PRACTICES DIRECTED TO NEOS BOARD PROCESSES

Board Executive Sessions	As part of all regularly scheduled Board meetings, the Chairman presides over all executive sessions of the Board, including those sessions held solely with independent directors. At each regularly scheduled meeting held in 2019, the independent members of the Board met in executive session. Each Board committee also met in executive session on a regular basis in connection with their respective meetings.
Director Access to Management	Independent directors have unfettered access to members of senior management and other key employees.
Independent Advisors	The Board and its committees are able to access and retain independent advisors as and to the extent they deem necessary or appropriate.
Management Succession Planning
At the direction of the Board, the Nominating and Corporate Governance Committee oversees management succession planning. As appropriate, the Nominating and Corporate Governance Committee will develop and approve succession plans for the Company's CEO and review succession plans for the Company's CEO and senior management with the Board.
Annual Board Evaluation
Each year, the Nominating and Corporate Governance Committee oversees the evaluation of the Board, its committees and the directors. Each Board committee also is responsible for conducting a self-assessment to identify potential areas of improvement. On an ongoing basis, directors offer suggestions and recommendations intended to further improve Board performance.

PRACTICES DIRECTED TO NEOS STOCKHOLDERS

Alignment of Director Compensation	The Compensation Committee periodically reviews and recommends to the Board the type and level of non-employee director compensation. Neos endeavors to deliver a significant portion of its non-employee director compensation in the form of options to purchase Neos common stock. For more information on non-employee director compensation, see page 22.
No Stockholder Rights Plan	Neos does not have a stockholder rights plan ("Poison Pill").
Anti-hedging and Anti-pledging Policies
Our insider trading policy prohibits directors, executive officers, and employees from buying and selling derivatives on our securities or obtaining an opportunity, directly or indirectly, to profit from any change in the value of our securities, engaging in any other hedging transactions with respect to our securities, or holding our securities in a margin account. In addition, our securities may not be pledged as collateral for a loan without the prior approval of the Audit Committee. To date, no such requests have been made or approved.

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CORPORATE GOVERNANCE(CONTINUED)

BOARD MEETINGS AND COMMITTEES

In 2019, there were five meetings of the Board, five meetings of the Audit Committee, three meetings of the Nominating and Corporate Governance, and six meetings of the Compensation Committee. Overall director attendance at Board and committee meetings in 2019 was approximately 95%. Each director attended 92% or more of the aggregate of all meetings of the Board and committees on which he or she served during 2019, with the exception of Linda Szyper who attended 71%. In addition to formal Board meetings, the Board engages with management throughout the year on critical matters and topics.

The Board has the three standing committees: Audit, Compensation, and Nominating and Corporate Governance. In its discretion and subject to Delaware law, the Board and each committee may delegate all or a portion of its authority to subcommittees of one or more of its members. Additional information can be found in the committee charters adopted by the Board and available on Neos' website at http://investors.neostx.com. Each committee member meets the independence standards and other qualifications required for the committee on which he or she serves.

NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE

Chair: Beth Hecht

Other Committee Members: James Robinson (from January 29, 2019), Alan Heller (until January 29, 2019), John Schmid, Linda Szyper.

Primary Responsibilities:

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Assisting the Board by identifying qualified candidates for director, assessing director independence and recommending to the Board the director nominees.

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Making recommendations to the Board regarding the composition, organization and governance of the Board, including recommendations regarding the membership and chairperson of each Board committee.

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Reviewing, advising and reporting to the Board on the Board's membership, structure, organization, governance practices and performance.

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Developing, recommending and maintaining a set of Corporate Governance Guidelines applicable to the Company.

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Overseeing the annual review and evaluation of the Board and its committees, including individual directors.

COMPENSATION COMMITTEE

Chair: Greg Robitaille

Other Committee Members: Bryant Fong, Linda Szyper, James Robinson (from January 29, 2019).

Primary Responsibilities:

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Overseeing the Company's overall compensation structure, policies and programs.

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Reviewing the corporate goals and objectives relevant to the compensation of the CEO and CFO, evaluating the CEO's performance in light of these goals and objectives and, based on this review and evaluation, recommending the compensation of the CEO and CFO to the independent members of the Board for approval.

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Reviewing and approving the compensation of the Company's executive officers and key senior management, other than the CEO and CFO.

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Supervising the administration of the Company's equity incentive plans and approving equity compensation awards pursuant to these plans.

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Maintaining direct responsibility for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other external adviser retained by the Committee.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 11

CORPORATE GOVERNANCE(CONTINUED)

AUDIT COMMITTEE

  Chair: John Schmid
   Other Committee Members: Bryant Fong, Greg Robitaille

  Primary Responsibilities:

    •
    Evaluating the performance, objectivity, independence and qualifications of, and retaining or terminating the engagement of, Neos' independent registered public accounting firm.
    •
    Representing and assisting the Board in fulfilling its oversight responsibilities regarding the adequacy and effectiveness of internal controls, including financial and disclosure controls and procedures, and the quality and integrity of the Company's financial statements.
    •
    Reviewing with management and the independent registered public accounting firm annual and quarterly financial statements, disclosure included in "Management's Discussion and Analysis of Financial Condition and Results of Operations," significant financial reporting issues and critical accounting policies.
    •
    Overseeing compliance with material legal and regulatory requirements.
    •
    Overseeing and advising the Board on financial, accounting and financial statement risks.
    •
    Maintaining procedures for and reviewing the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submissions by employees and others of any concerns about questionable accounting and auditing matters.

        Financial Expertise and Financial Literacy:
The Board has determined that Mr. Schmid is an "audit committee financial expert" as defined in the SEC rules, and all members of the Audit Committee are financially literate within the meaning of the Nasdaq listing standards.

DIRECTOR INDEPENDENCE

The current Board includes seven non-employee directors. To be independent under Nasdaq listing standards, the Board must affirmatively determine that a director has no material relationships with the Company directly, or as an officer, stockholder or partner of an organization that has a relationship with the Company (a "Material Relationship"). In making its assessment, the Board considers all relevant facts and circumstances, including whether transactions with such organizations are in the ordinary course of Neos' business and/or the amount of such transactions (in aggregate or as a percentage of the organization's revenues or assets). The Board also considers that the Company may sell products and services to, and/or purchase products and services from, organizations affiliated with our directors and may hold investments (generally, debt securities) in organizations affiliated with our directors. On an annual basis, the Board, through its Nominating and Corporate Governance Committee, reviews relevant relationships between directors, their immediate family members and the Company, consistent with Neos' independence standards. Neos' standards conform to the independence requirements set forth in the Nasdaq's listing standards.

The Board consults with our counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent Nasdaq listing standards.

Based on its review of director relationships, the Board has affirmatively determined that there are no Material Relationships between the non-employee directors and the Company and each of the non-employee directors is independent as defined in both the Nasdaq listing standards (including those applicable to certain board committees) and Neos' director independence standards.

    12    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

CORPORATE GOVERNANCE(CONTINUED)

CODE OF ETHICS

Neos is committed to integrity, legal compliance and ethical conduct. All directors and employees, including our executive officers, must comply with the Company's Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics and Neos' related policies and procedures address major areas of professional conduct, including, among others, conflicts of interest, protection of private, sensitive or confidential information, employment practices, insider trading and adherence to laws and regulations affecting the conduct of Neos' business. The Code of Business Conduct and Ethics is available on our website at http://investors.neostx.com. We intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on our website.

The Code of Business Conduct and Ethics requires all directors and employees to avoid any conflict or potential conflict between their personal interests (including those of their significant others and immediate family) and the best interests of the Company. Any conflict or potential conflict must be brought to the attention of the Compliance Officer for review and disposition. In addition, directors and officers cannot participate in a personal transaction with Neos without first notifying and obtaining the approval of the Audit Committee in accordance with the Company related person transaction policy described below.

CERTAIN TRANSACTIONS

Transactions with Related Persons

Neos has adopted a written policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, nominee for director, or beneficial owner of more than 5% of any class of our common stock, including any of their immediate family members, in each case since the beginning of our most recently completed fiscal year. Pursuant to this policy, the Audit Committee will review the material facts of all related party transactions. The Audit Committee will take into account whether the related party transaction is on terms no less favorable to us than terms generally available in a transaction with an unrelated third party under the same or similar circumstances and the extent of the related party's interest in the related party transaction.

Based on this review and except as disclosed below, there are no related person transactions requiring disclosure under SEC rules.

Agreements with Our Stockholders

In connection with certain preferred stock financings that occurred prior to our initial public offering, we entered into an investors' rights agreement with certain purchasers of our redeemable convertible preferred stock. Our amended and restated investors' rights agreement, or Investor Rights Agreement, provides certain holders of our capital stock, including one of our directors, with the right to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing. These rights terminate for a holder upon the earlier of (a) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such holder's shares without limitation during a three-month period without registration, and (b) the fifth anniversary of our initial public offering.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 13

CORPORATE GOVERNANCE(CONTINUED)

Compensation Committee Interlocks and Insider Participation

During 2019, the members of our Compensation Committee were Greg Robitaille, Bryant Fong, James Robinson, and Linda Szyper. None of our directors who currently serve as members of our Compensation Committee is or, at any time during the past year, has been one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any other entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

    14    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS

The Board of Directors is elected by Neos' stockholders and is divided into three classes, each with a three-year term. There are currently eight members of the Board. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is duly elected and qualified.

At the Annual Meeting, the Board is nominating for election by stockholders two Class II directors, each of whom currently is a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2023 Annual Meeting of Stockholders and until her or his successor has been duly elected and qualified, or, if sooner, until the director's death, resignation, or removal.

The role of the Board, its leadership structure and governance practices are described above in the Corporate Governance section. This section describes the process for director elections and director nominations, identifies the director responsibilities and qualifications considered by the Board and the Nominating and Corporate Governance Committee in selecting and nominating directors, and presents the biographies, skills and qualifications of the director nominees and those directors continuing in office.

PROCESS FOR SELECTING AND NOMINATING DIRECTORS

The Board has delegated the director selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process, as appropriate. The Nominating and Corporate Governance Committee may retain a third-party search firm to assist in identifying and evaluating candidates for Board membership. The Nominating and Corporate Governance Committee also considers suggestions for Board nominees submitted by stockholders, which are evaluated using the same criteria as new director candidates and current director nominees. Instructions for how to submit stockholder nominations to the Board can be found on page 41.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board's approval as director nominees for appointment or election to the Board.

In evaluating proposed director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence, the current size and composition of our Board and the needs of our Board and its respective committees. Some of the qualifications that the Nominating and Corporate Governance Committee considers include, without

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 15

PROPOSAL 1. ELECTION OF DIRECTORS(CONTINUED)

limitation, integrity, judgment, diversity of experience, expertise, business acumen, understanding of our business and industry, potential conflicts of interest and other commitments. Nominees must also have proven achievement and competence in their field and the ability to provide guidance to our management team and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a director. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and committee responsibilities. Members of our Board are expected to prepare for, attend, and participate in all Board and, as applicable, Board committee meetings.

While we do not have a specific policy with regard to the consideration of diversity in identifying director nominees, in identifying and evaluating proposed director candidates, we value diversity of perspective and the nominating and corporate governance committee considers, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, whether, if elected, the nominee assists in achieving a mix of board members that represents a diversity of race, ethnicity, gender, age, background, and professional experience.

BOARD OF DIRECTORS' NOMINEES

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board is nominating the two Class II directors listed below for election for terms expiring at the 2023 Annual Meeting of Stockholders. All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unwilling or unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board may reduce its size or designate another nominee. If the Board designates a nominee, your proxy will be voted for the substitute nominee.

Below are biographies, skills and qualifications for each of the nominees and for each of the directors continuing in office. Each of the director nominees currently serves on the Board. The Board believes that the combination of the various experiences, skills and qualifications represented contributes to an effective and well-functioning Board and that the nominees and directors continuing in office possess the qualifications, based on the criteria described above, to provide meaningful oversight of Neos' business and strategy. In addition to the information presented below regarding each such person's specific experience, qualifications, attributes and skills, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Neos and our Board. Finally, we value our directors' experience in relevant areas of business management and on other boards of directors and board committees.

    16    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS(CONTINUED)

The Board of Directors unanimously recommends that stockholders vote FOR the nominees listed below.

Gerald McLaughlin

Management Director Since: 2018 Age: 52 Board Committee(s): • None

Mr. McLaughlin was appointed President, Chief Executive Officer, and member of our Board of Directors in June 2018. From June 2014 until June 2018, he was President and Chief Executive Officer of AgeneBio, a CNS biopharmaceutical company. Prior to this, Mr. McLaughlin served as the Senior Vice President and Chief Commercial Officer of NuPathe Inc. from September 2007 until its acquisition by Teva Pharmaceuticals Industries Ltd. in March 2014. Previously, Mr. McLaughlin was at Endo Pharmaceuticals from 2001 to 2007 and served in a variety of commercial leadership roles at Merck from 1990 to 2001. He holds a B.A. in Economics from Dickinson College and an M.B.A. from Villanova University.

 Skills and Qualifications

Our Board believes that Mr. McLaughlin's knowledge of our company and his nearly 30 years of experience in the pharmaceutical industry, including high-level commercial roles at NuPathe, Endo, and Merck, provide a strong basis for him to make valuable contributions to the Board.

Greg Robitaille

Independent Director Since: 2009 Age: 56 Board Committee(s): • Audit • Compensation (Chair)

Mr. Robitaille has managed Corporate Development activities at Water Street Healthcare Partners since July 2011. Mr. Robitaille also spent 10 years with Equity Group Investments, the primary investment company of Sam Zell. Mr. Robitaille holds a B.A. from Hamilton College and an M.B.A. from Columbia University.

 Skills and Qualifications

Our Board believes that Mr. Robitaille's experience in the life sciences industry and his knowledge in financial and corporate development matters positions him to make valuable contributions to the Board.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 17

PROPOSAL 1. ELECTION OF DIRECTORS(CONTINUED)

CLASS III DIRECTORS WHO WILL CONTINUE IN OFFICE UNTIL THE 2021 ANNUAL MEETING

Beth Hecht

Independent Director Since: 2015 Age: 56 Board Committee(s): • Nominating and Corporate Governance (Chair)

Since January 2019, Ms. Hecht has served as Senior Vice President, General Counsel and Corporate Secretary of Xeris Pharmaceuticals, Inc. (NASDAQ: XERS) and she served as General Counsel and Corporate Secretary of Xeris on a part-time basis from January 2018 to December 2018. From October 2012 through December 2018, Ms. Hecht served as Managing Director and Chief Legal and Administrative Officer of Auven Therapeutics. From November 2013 through November 2014, Ms. Hecht also served as Corporate Secretary and Legal and Compliance Advisor at Durata Therapeutics Inc., which merged with Actavis plc in November 2014. Prior to that, she was Senior Vice President, General Counsel and Corporate Secretary at the Sun Products Corporation from March 2009 through September 2012, and prior to that Executive Vice President and General Counsel of MedPointe Inc. Ms. Hecht received a J.D. from Harvard Law School and a B.A. from Amherst College.

 Skills and Qualifications

Our Board believes that Ms. Hecht's experience in the life sciences industry and her knowledge of corporate compliance matters in the pharmaceutical industry enable her to provide critical contributions to the Board.

    18    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS(CONTINUED)

John Schmid

Independent Director Since: 2015 Age: 57 Board Committee(s): • Audit (Chair) • Nominating and Corporate Governance

Mr. Schmid served as Chief Financial Officer of Auspex Pharmaceuticals, Inc., a publicly traded biotechnology company, from September 2013 until its sale to Teva Pharmaceuticals, Inc. (NYSE: TEVA) in June 2015. Prior to that, he co-founded Trius Therapeutics, Inc., where he served as Chief Financial Officer from June 2004 until its sale to Cubist Pharmaceuticals, Inc. in September 2013. Mr. Schmid also served as Chief Financial Officer at GeneFormatics,  Inc. from 1998 to 2003 and as Chief Financial Officer at Endonetics, Inc. from 1995 to 1998. He currently serves on the board of directors and as chairman of the audit committee of AnaptysBio, Inc. (NASDAQ: ANAB) and Xeris Pharmaceuticals, Inc. (NASDAQ: XERS), and on the board of directors of Forge Therapeutics, Poseida Therapeutics, and Speak, Inc. Mr. Schmid holds a B.A. in Economics from Wesleyan University and an M.B.A. from the University of San Diego.

 Skills and Qualifications

Our Board believes that Mr. Schmid's deep experience in the life sciences industry and his knowledge in financial and corporate development matters positions him to make valuable contributions to the Board.

Linda M. Szyper

Independent Director Since: 2018 Age: 54 Board Committee(s): • Compensation • Nominating and Corporate Governance

Ms. Szyper has served as the Chief Operating Officer at McCann Health since January 2018. From January 2017 to December 2017, she served as Managing Partner of 3G Advisors, LLC. From September 2014 to December 2016, Ms. Szyper was the Chief Commercial Officer and President, US Operations at Circassa Pharmaceuticals plc. Prior to this, Ms. Szyper was the Chief Development Officer at Publicis Healthcare Group from January 2008 to September 2014. Ms. Szyper holds a M.B.A. from DePaul University's Kellstadt Graduate School of Business and a Bachelor of Science in biomedical engineering from Northwestern University.

 Skills and Qualifications

Our Board believes that Ms. Szyper's experience in product launch and commercialization in the pharmaceutical industry qualifies her to serve on our Board.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 19

PROPOSAL 1. ELECTION OF DIRECTORS(CONTINUED)

CLASS I DIRECTORS WHO WILL CONTINUE IN OFFICE UNTIL THE 2022 ANNUAL MEETING

Alan Heller

Independent Chairman of the Board Director Since: 2009 Age: 66 Board Committee(s): • None

Mr. Heller has been an Operating Partner at Water Street Healthcare Partners, LLC, since January 2006. Mr. Heller was President and CEO of American Pharmaceutical Partners from October 2004 until November 2005, and prior to that was Corporate Vice President and President Global Renal at Baxter International from September 2000 until January 2004. Earlier, Mr. Heller served as President of Searle Operations at the time of its integration with Pharmacia Corporation. He currently serves as Chairman of the boards of directors of privately-held Capstone Development, Inc., Custopharm, Inc., and Long Grove Pharmaceuticals, LLC. Mr. Heller holds an M.B.A. from DePaul University and a B.S. from the University of Illinois, Chicago.

 Skills and Qualifications

Our Board believes that Mr. Heller is qualified to serve on the Board based on his experience in product launch and commercialization in the pharmaceutical industry and his knowledge in financial and corporate development matters.

Bryant Fong

Independent Director Since: 2009 Age: 47 Board Committee(s): • Audit • Compensation

Since October 2013, Mr. Fong has served as founding General Partner at Biomark Capital, LLP, a life sciences venture capital fund. Prior to Biomark Capital, Mr. Fong was a Managing Director at Burrill & Company, from 1998 to 2013. Mr. Fong currently serves on the boards of several life science companies including ADMA Biologics (NASDAQ: ADMA), where he serves on the audit and compensation committees, JHL Biotech, Biozeus and i2Dx. Mr. Fong received his B.A. in Biochemistry from the University of California at Berkeley.

 Skills and Qualifications

Our Board believes that Mr. Fong is qualified to serve on the Board based on his experience in the life sciences industry and for his knowledge in financial and corporate development matters.

    20    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS(CONTINUED)

James Robinson

Independent Director Since: 2019 Age: 50 Board Committee(s): • Compensation • Nominating and Corporate Governance

Mr. Robinson has served as the President and Chief Executive Officer of Urovant Sciences Ltd. (NASDAQ: UROV) since March 2020 and a member of its board of directors since March 2019. From April 2019 until March 2020, Mr. Robinson served as the President and Chief Operating Officer of Paragon Biosciences, LLC. From March 2018 until April 2019, he served as President and Chief Operating Officer of Alkermes, Inc. Prior to that, Mr. Robinson served as President, Americas Operations for Astellas US LLC ("Astellas"), a U.S. affiliate of Astellas Pharma Inc., a pharmaceutical company headquartered in Japan, from April 2016 through February 2018. From April 2013 until March 2016, Mr. Robinson served as President for Astellas Pharma US, which is responsible for Astellas' commercial organization in the United States. In addition, Mr. Robinson served on the board of directors of Pharmaceutical Research and Manufacturers of America from 2013 to March 2018. Mr. Robinson received his B.S. degree in marketing from DePaul University.

 Skills and Qualifications

Our Board believes that Mr. Robinson's deep knowledge of biotechnology strategy, operations, and sales and marketing and his leadership experience serving in executive level positions at various companies in the pharmaceutical industry allows him to make valuable contributions to the Board.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 21

NON-EMPLOYEE DIRECTOR COMPENSATION

OVERVIEW

The Compensation Committee reviews and makes recommendations to the Board about the compensation paid to non-employee directors for service on the Neos Board of Directors. A director who also is an employee of the Company does not receive payment for services as a director. The CEO is the only employee who currently serves as a director.

The Board believes that the current director compensation program:

•
aligns with stockholder interests because it includes a significant equity-based compensation component, the value of which is tied to Neos' stock price; and

•
is competitive based on the work required of directors serving on the board of an entity of the Company's size, complexity and scope.

The program is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors.

The Compensation Committee's charter provides that it will periodically review director compensation and recommend any changes to the Board for its approval. The Compensation Committee may from time to time engage an independent compensation consultant to assist in its review of director compensation.

DIRECTOR COMPENSATION PROGRAM

The Board has approved the non-employee director compensation program set forth below.

Annual Cash Compensation

The following chart summarizes the cash retainer compensation provided to non-employee directors for their ongoing service on the Neos Board during 2019. Cash payments are made in equal, monthly installments.

Retainer Type		Annual Amount
Board member		$35,000
Board chair (additional retainer)		$25,000
Committee member
•	Audit	$7,500
•	Compensation	$5,000
•	Nominating and Corporate Governance	$3,750
Committee chair (in lieu of Committee member fee)
•	Audit	$15,000
•	Compensation	$10,000
•	Nominating and Corporate Governance	$10,000

    22    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION(CONTINUED)

Equity Compensation

The equity compensation awards to non-employee directors are made under the 2015 Stock Option and Incentive Plan, as amended (the "2015 Equity Plan"). All stock options granted to directors are nonstatutory stock options, with an exercise price per share equal to the closing price of the underlying common stock on the Nasdaq Global Market on the date of grant, and a term of ten years from the date of grant (subject to earlier termination in connection with a termination of service as provided in the 2015 Equity Plan).

•
Initial Grant.    On the date of the non-employee director's initial election or appointment to the Board, such non-employee director will be granted a stock option for 12,500 shares. The shares subject to each stock option will vest in a series of eight equal quarterly installments commencing on the date that is three months after the date of grant, such that the option is fully vested on the second anniversary of the date of grant, subject to the non-employee director's continuous service through each such vesting date.

•
Annual Grant.    On the date of each annual stockholder meeting, each non-employee director who continues to serve as a non-employee member of the Board immediately thereafter will be granted a non-qualified stock option to purchase such number of shares of common stock equal to $38,000 in fair value on the grant date using a Black-Scholes option pricing model, vesting quarterly over one year from the grant date, subject to the non-employee director's continuous service through such vesting date.

DIRECTOR COMPENSATION TABLE FOR 2019

The table below includes information about the compensation paid to non-employee directors in 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	Total Compensation ($)
Bryant Fong	47,500	38,000	85,500
Beth Hecht	45,000	38,000	83,000
Alan Heller	60,625	38,000	98,625
James Robinson[3]	39,792	52,064	91,856
Greg Robitaille	52,500	38,000	90,500
John Schmid	53,750	38,000	91,750
Linda M. Szyper	43,750	38,000	81,750

1
At December 31, 2019, the aggregate number of shares underlying outstanding stock option awards held by each non-employee director was as follows: Mr. Fong,115,262; Ms. Hecht, 115,262; Mr. Heller, 115,262; Mr. Robinson, 59,407; Mr. Robitaille, 125,678; Mr. Schmid, 115,262; and Ms. Szyper, 82,163.
2
On January 29, 2019, the Board authorized the grant of an option to purchase 12,500 shares of our common stock to Mr. Robinson in connection with his appointment to the Board. This option has an exercise price of $2.03 per share, representing the closing price of our common stock on the Nasdaq Global Market on the date of the grant. On July 13, 2019, the Board authorized the grant of an option to purchase 46,907 shares of our common stock to each of the non-employee directors. These options have an exercise price of $1.44 per share, representing the closing price of our common stock on the Nasdaq Global Market on the date of the grant.
3
Mr. Robinson joined the Board in January 2019.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 23

NON-EMPLOYEE DIRECTOR COMPENSATION(CONTINUED)

    Fees Earned or Paid in Cash

  •
  Represents cash compensation for the retainers described above for the period from January 1, 2019 to December 31, 2019.

  •
  In 2019, Mr. Heller served as Chairman of the Board, Mr. Schmid served as Audit Committee chair, Ms. Hecht served as Nominating and Corporate Governance Committee chair, and Mr. Robitaille served as Compensation Committee chair.

    Option Awards

    This column lists the aggregate grant date fair value of options awarded to non-employee directors in 2019 pursuant to the non-employee director compensation program, computed in accordance with Financial Accounting Standards Board ("FASB"), Accounting Standards Codification ("ASC") Topic 718, applying the same model and assumptions that Neos applies for financial statement reporting purposes as described in Note 14 to Neos' financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2019 (disregarding any estimated forfeitures related to service-based vesting).

    24    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company's financial statements. The Audit Committee approved the appointment of RSM US LLP as Neos' independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Audit Committee and the Board believe that the continued retention of RSM US LLP to serve as the Company's independent registered public accounting firm is in the best interests of the Company and its stockholders. As a matter of good corporate governance, the Board is seeking stockholder ratification of the appointment even though ratification is not legally required. If stockholders do not ratify this appointment, the Audit Committee will reconsider RSM US LLP's appointment. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative from RSM US LLP is expected to attend the Annual Meeting, may make a statement, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of RSM US LLP as Neos' independent registered public accounting firm for the fiscal year ending December 31, 2020 as set forth in this Proposal 2.

Policy for the Pre-Approval of Audit and Permissible Non-Audit Services

We have adopted a policy under which the Audit Committee pre-approves all audit and permissible non-audit services to be provided by the Company's independent registered public accounting firm, RSM US LLP. These services may include audit services, audit-related services, tax services, and other services. Pre-approval may also be given as part of the Audit Committee's annual approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. In addition, in the event time constraints require pre-approval prior to the Audit Committee's next scheduled meeting, the Audit Committee has authorized its Chairperson to pre-approve services. Engagements so pre-approved are to be reported to the Audit Committee at its next scheduled meeting

In connection with this pre-approval policy, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board. The Audit Committee has determined that the rendering of the services below by RSM US LLP is compatible with maintaining the principal accountant's independence.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 25

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS(CONTINUED)

Fees to Independent Registered Public Accounting Firm

Aggregate fees billed for professional services rendered by RSM US LLP for the audit of financial statements for the fiscal years ended December 31, 2019 and December 31, 2018, and fees billed for other services rendered by RSM US LLP during those periods were as follows (in thousands):

	2019	2018
Audit Fees	$544	$435
Audit-related Fees	—	106
TOTAL	$544	$541

  •
  Audit fees include fees billed for services provided in connection with the audit of our annual financial statements and the review of quarterly financial statements.

  •
  Audit-related fees include fees billed for services provided in connection with the filing of registration statements in connection with the registration of our equity plans and our public stock offerings.

    26    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

REPORT OF THE AUDIT COMMITTEE

Neos maintains an independent Audit Committee that operates under a written charter adopted by the Board of Directors. The Audit Committee's charter is available on our website at http://investors.neostx.com. All the members of the Audit Committee are independent (as defined in SEC regulations and the listing standards of Nasdaq).

Neos' management has primary responsibility for preparing Neos' financial statements and establishing and maintaining financial reporting systems and internal controls. Management also is responsible for reporting on the effectiveness of Neos' internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Neos' financial statements and issuing a report on these financial statements. As provided in the Audit Committee's charter, the Audit Committee's responsibilities include oversight of these processes.

In this context, before Neos filed its Annual Report on Form 10-K for the year ended December 31, 2019 (Form 10-K) with the SEC, the Audit Committee:

•
Reviewed and discussed with Neos' management, as well as representatives of the independent public accounting firm, RSM US LLP, the consolidated audited financial statements included in the Form 10-K and considered management's view that the financial statements present fairly, in all material respects, the financial condition and results of operations of Neos.

•
Reviewed and discussed with Neos' management its assessment of the effectiveness of Neos' internal control over financial reporting, including management's report on the subject, and met with RSM US LLP, with and without management present, to discuss their understanding of the Company's internal controls, including control over financial reporting, and the overall quality of the Company's financial reporting

•
Discussed with RSM US LLP, (1) matters related to the conduct of its audit that are required to be communicated by auditors to audit committees, including matters required to be discussed by the Statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board, and (2) matters related to the fair presentation of Neos' financial condition and results of operations, including critical accounting estimates and judgments.

•
Received the required communications from RSM US LLP that disclose all relationships that may reasonably be thought to bear on its independence and to confirm its independence. Based on these communications, the Audit Committee discussed with RSM US LLP its independence from Neos.

•
Discussed with each of the Chief Executive Officer and Chief Financial Officer their required certifications contained in Neos' Form 10-K.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in Neos' Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

AUDIT COMMITTEE:
John Schmid, Chair Bryant Fong Greg Robitaille

The material in this Report of the Audit Committee is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 27

EXECUTIVE COMPENSATION

OVERVIEW

Compensation Objectives

Neos' pay-for-performance compensation philosophy has the following key objectives:

✓    Align the interests of the Company's executives with those of its stockholders and reward the creation of long-term value for Neos stockholders.

✓     Emphasize performance-based short-term and long-term compensation over fixed compensation.

✓     Motivate superior enterprise results with appropriate consideration of risk and while maintaining commitment to the Company's ethics and values.

✓     Reward the achievement of favorable long-term results more heavily than the achievement of short-term results.

✓     Provide market competitive compensation opportunities designed to attract, retain and motivate highly qualified executives.

While the Company's Board of Directors has the ultimate responsibility for risk oversight, the Compensation Committee oversees compensation-related risks, including with respect to the Company's corporate objectives and overall compensation design and awards. Specifically, the Compensation Committee seeks to ensure that Neos' compensation programs and policies do not encourage unnecessary or excessive risk-taking behavior by executives and do not create unreasonable risks.

To that end, our compensation programs are designed to encourage our executive officers and other employees to remain focused on the attainment of both the short-term and long-term strategic goals of the Company, as approved by the Board. Although a component of total compensation is performance-based, the Compensation Committee does not believe that the current program encourages unnecessary or excessive risk-taking or create risks that are likely to have a material adverse effect on the Company.

    28    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

EXECUTIVE COMPENSATION(CONTINUED)

Executive Compensation Program Elements

Neos' 2019 executive compensation program consists of the following primary elements:

Element	Description
Base Salary	Represents the fixed portion of each executive's total direct compensation package.
Annual Cash Incentive
At-risk compensation based on performance. Annual incentive awards under the Cash Bonus Plan are based on the achievement of corporate results relative to pre-established performance goals, as adjusted for individual performance, accomplishments and contributions.
Long-Term Incentives
At-risk compensation based on corporate performance. Equity incentive awards, including performance-based equity awards, ensure that executive officers are motivated over the long-term as owners and not just as employees, thereby aligning the executive officers' interests with those of stockholders. In accordance with Neos' compensation strategy, the predominant portion of an executive's compensation opportunity is tied to the long-term success of the Company.
Retirement Compensation
Neos provides retirement benefits that are aligned to competitive market practices, including a 401(k) plan for all eligible employees that provides for employee contributions as well as Company matching contributions of up to 4.0% of eligible pay.
No Perquisites; Other Benefits
Our current executive officers do not receive any perquisites and are eligible for all benefits offered to Neos employees generally, including medical benefits, other health and welfare benefits, and other voluntary benefits.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 29

EXECUTIVE COMPENSATION(CONTINUED)

2019 SUMMARY COMPENSATION TABLE

This table includes information regarding 2019 and 2018 compensation for our CEO and our two other most highly compensated executive officers in 2019, which are referred to as the named executive officers, or NEOs. Other tables in this proxy statement provide more detail about specific types of compensation with respect to 2019.

						Non-Equity	All
				Stock	Option	Incentive Plan	Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)

Gerald McLaughlin[1]	2019	513,307	42,000	-	604,571	226,600	12,955	1,399,433
President and Chief Executive Officer	2018	238,462	163,000	-	2,806,655	-	7,920	3,216,037

Richard Eisenstadt	2019	358,879	36,748	-	309,908	117,661	13,835	837,031
Chief Financial Officer	2018	335,733	55,122	155,625	272,324	-	14,564	833,368

John M. Limongelli[2]	2019	246,250	-	-	272,891	90,582	2,735	612,458
Senior Vice President, General
Counsel and Corporate Secretary

  1
  Mr. McLaughlin joined the Company as President and Chief Executive Officer on June 27, 2018. Mr. McLaughlin's annualized base salary for 2018 was $500,000.
  2
  Mr. Limongelli joined the Company on March 18, 2019. Mr. Limongelli's annualized base salary for 2019 was $325,000.

    Bonus

    Amounts in this column for 2019 and 2018 reflect the amount of each bonus paid to our named executive officers that was discretionarily awarded taking into account individual and company achievements. In addition, the amount reported for Mr. McLaughlin in 2018 incudes a cash sign-on bonus of $100,000.

    Stock Awards

    The amounts in this column represent the full grant date fair value of restricted stock unit awards made to Mr. Eisenstadt under the 2015 Equity Plan, computed in accordance with FASB ASC Topic 718 applying the same model and assumptions as Neos applies for financial statement reporting purposes, as described in Note 14 to Neos' consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2019 (disregarding any estimated forfeitures related to service-based vesting).

    Option Awards

    The amounts in this column represent the full grant date fair value of option awards made under the 2015 Equity Plan, computed in accordance with FASB ASC Topic 718 applying the same model and assumptions as Neos applies for financial statement reporting purposes, as described in Note 14 to Neos' consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2019 (disregarding any estimated forfeitures related to service-based vesting). The value of Neos stock option awards are determined using a Black-Scholes pricing methodology that assumes that all stock options are held to full-term (ten years). These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options. For the performance-based stock option granted to Mr. McLaughlin in 2019, the amount reported in the table above represents the grant date fair value of such award

    30    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

EXECUTIVE COMPENSATION(CONTINUED)

    assuming the probable outcome of the performance conditions. The value of such award assuming the maximum achievement of the performance conditions is $76,088.

    Non-Equity Incentive Plan Compensation

    Amounts reported in this column for 2019 reflect awards made under the Cash Bonus Plan for the 2019 fiscal year.

    All Other Compensation

    This column includes (i) Neos' matching contributions to the NEOs' accounts under its 401(k) plan in 2019 of $10,734 for Mr. McLaughlin, $11,200 for Mr. Eisenstadt, and $1,625 for Mr. Limongelli and (ii) group life insurance premiums paid of $2,221 for Mr. McLaughlin, $2,635 for Mr. Eisenstadt, and $1,110 for Mr. Limongelli.

NARRATIVE TO 2019 SUMMARY COMPENSATION TABLE

Annual Base Salary

The table below presents the annual base salaries for 2019 for each of our NEOs, which became effective on April 1, 2019, except with respect to Mr. Limongelli who joined the Company on March 18, 2019.

Name	2019

Gerald McLaughlin	$515,000
Richard Eisenstadt	$360,481
John M. Limongelli	$325,000

Annual Cash Incentive

Key Features of the Cash Bonus Plan

Our Cash Bonus Plan is designed to provide participants in the plan with an incentive in the form of a cash Award to achieve specified corporate and individual performance objectives during a period of time selected by the Compensation Committee to which the Award relates. Our NEOs are also eligible to earn an annual incentive bonus in a target amount set as a percentage of the executive's base salary, as described further below under the section entitled "—Employment Arrangements with our Named Executive Officers". From time to time, our Board or Compensation Committee may approve annual bonuses for our named executive officers based on individual performance, Company performance or as otherwise determined in the discretion of our Board or Compensation Committee.

Each year, the Board, upon the recommendation of the Compensation Committee, establishes major financial, operational, and other corporate objectives for the coming fiscal year (and the relative weighting of such objectives) (the "Corporate Objectives"). The Corporate Objectives may be selected from among the following: achievement of certain milestones (including, but not limited to, clinical, regulatory and commercial milestones); cash flow (including, but not limited to, operating cash flow and free cash flow); revenue; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of our common stock; economic value-added; acquisitions or strategic transactions; operating income (loss); return on capital, assets, equity, or investment; stockholder returns; return on sales; gross or net profit levels; productivity;

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 31

EXECUTIVE COMPENSATION(CONTINUED)

expense efficiency; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of our common stock; bookings, new bookings or renewals; sales or market shares; number of customers, number of new customers or customer references; operating income and/or net annual recurring revenue; employee satisfaction, employee turnover or other employee based metrics, any of which may be measured in absolute terms, as compared to any incremental increase, in terms of growth, measured against the market as a whole and/or as compared to any applicable market indices, measured on a pre-tax or post-tax basis (as applicable), or as compared to another company or companies or to results of a peer group.

The Board believes the Corporate Objectives contribute to the long-term success of the Company by aligning with and driving the execution of the Company's business strategy. At the end of the fiscal year, the Board, upon the recommendation of the Compensation Committee, reviews and approves the level of the Company's achievement against the Corporate Objectives. In addition to its assessment of achievement against each Corporate Objective, the Board may consider Neos' performance as a whole during the fiscal year, including matters not included in the Corporate Objectives. The Committee and the Board each retain the discretion to make individual Awards that are above or below the level of corporate achievement. The Committee believes this flexibility is an important tool to aid in the retention of key talent, reward significant achievement by individual employees, motivate employees and recognize management decision-making focused on generating long-term value for stockholders over short-term achievement of the Corporate Objectives.

Long-Term Incentives

Key Features

•
Long-term incentives ("LTI") are administered under the 2015 Equity Plan.

•
LTI awards are delivered through stock options and restricted stock units ("RSUs").

  –
  The actual realized value of stock options depends upon stock price appreciation (if any) until the option is exercised. The term of the option is 10 years.

  –
  The value of RSUs depends upon the value of our common stock and RSUs allow us to deliver equivalent value with less dilution.

  –
  Stock options and RSUs generally vest (or first become exercisable) in equal annual installments over four years. The annual equity grant is typically made in the first quarter.

The table below provides information regarding stock option awards made in 2019 to the NEOs.

		Number of	Exercise	Closing
		Securities	Price of	Market Price	Grant Date
		Underlying	Option	on Date	Fair Value of
		Options	Awards	of Grant	Option Awards
Name	Grant Date	(#)	($/Sh)	($/Sh)	($)

Gerald McLaughlin	3/1/2019	130,895	2.31	2.31	76,088
	3/1/2019	392,688	2.31	2.31	528,483
Richard Eisenstadt	3/1/2019	230,276	2.31	2.31	309,908
John M. Limongelli	3/20/2019	150,000	3.14	3.14	272,891

    32    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

EXECUTIVE COMPENSATION(CONTINUED)

    Number of Securities Underlying Options

    For Mr. McLaughlin, the shares underlying the award of 130,895 options are subject to achieving certain performance criteria for the fiscal year ending December 31, 2019. Of this award, the performance criteria were met, and the shares have vested, with respect to 65,447 shares; for the remaining 65,448 shares, the performance criteria were not met and these options have been forfeited. The awards of 392,688 to Mr. McLaughlin and 230,276 to Mr. Eisenstadt represent stock option awards granted under the 2015 Equity Plan and approved by the Board of Directors as part of each NEO's annual long-term equity incentive award; each such award vests equally on an annual basis over four years. For Mr. Limongelli, this amount represents a stock option award granted in connection with his commencement of employment.

    Exercise Price of Option Awards

    Pursuant to the Company's Equity Plans, the stock option exercise price is the closing sale price of Neos common stock on the award date.

    Grant Date Fair Value of Options Awards

    These amounts represent the grant date fair value of equity awards computed in accordance with FASB ASC Topic 718, applying the same model and assumptions Neos uses for financial statement reporting purposes. The award values represented in the table are theoretical, and may not correspond to the actual value that will be recognized by the NEO. Neos stock option awards are determined using a Black-Scholes pricing methodology that assumes that all stock options are held to full-term (ten years) and disregard any forfeitures related to service-based vesting.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 33

EXECUTIVE COMPENSATION(CONTINUED)

OUTSTANDING EQUITY AWARDS AT YEAR-END 2019

This table provides information about unexercised stock options and outstanding RSUs held as of December 31, 2019 by each of the NEOs as of such date.

		Option Awards					Stock Awards

		Number of Securities Underlying Unexercised Options
Name	Grant Date	Exercisable (#)	Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gerald McLaughlin	6/27/2018	150,000	450,000	-	6.20	6/27/2028	-	-
	7/30/2018	-	-	200,000	5.55	7/30/2028	-	-
	3/1/2019	-	-	130,895	2.31	3/1/2029	-	-
	3/1/2019	-	392,688	-	2.31	3/1/2029	-	-

Total		150,000	842,688	330,895

Richard Eisenstadt	5/12/2014	86,167	-	-	2.91	5/12/2024	-	-
	2/29/2015	12,500	-	-	9.32	2/29/2025	-	-
	9/1/2015	60,230	-	-	25.50	9/1/2025	-	-
	4/1/2016	37,500	12,500	-	10.74	4/1/2026	-	-
	5/1/2017	22,500	22,500	-	7.00	5/1/2027	-	-
	5/1/2017	-	-	-	-	-	7,500	11,325
	3/1/2018	14,062	42,188	-	8.30 1.79	3/1/2028	-	-
	3/1/2018	-	-	-	-	-	14,063	21,235
	3/1/2019	-	230,276	-	2.31	3/1/2029	-	-

Total		232,959	307,464	-			-	-

John M. Limongelli	3/20/2019	-	150,000	-	3.14	3/20/2029	-	-

Total		-	150,000	-			-	-

  (1)
  The following table details the future vesting dates of stock options (including performance-based stock options) that have not vested as of December 31, 2019 for Messrs. McLaughlin, Eisenstadt and Limongelli.

	Number of Option Shares That Have Not Vested	Next Vesting Date from 12/31/2019	Next Vesting Amount	Remaining Vesting Terms
Gerald McLaughlin	450,000	6/27/2020	150,000	1/4th of total grant every year
	200,000	-	-	Will vest upon determination of achievement of certain performance metrics
	130,895	-	-	Will vest upon determination of achievement of certain performance metrics
	392,688	3/1/2020	98,172	1/4th of total grant every year

Richard Eisenstadt	12,500	4/1/2020	12,500	1/4th of total grant every year
	22,500	5/1/2020	11,250	1/4th of total grant every year
	42,188	3/1/2020	14,063	1/4th of total grant every year
	230,276	3/1/2020	57,569	1/4th of total grant every year

John M. Limongelli	150,000	3/18/2020	37,500	1/4th of total grant every year

    34    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

EXECUTIVE COMPENSATION(CONTINUED)
  (2)
  The following table details the future vesting dates of RSUs that have not vested as of December 31, 2019 for the NEOs.

	Number of RSUs That Have Not Vested	Next Vesting Date from 12/31/2019	Next Vesting Amount	Remaining Vesting Terms
Richard Eisenstadt	7,500	5/1/2020	3,750	1/4th of total grant every year
	14,063	3/1/2020	4,688	1/4th of total grant every year

EXECUTIVE OFFICER AGREEMENTS

Agreements with our Named Executive Officers

Below are summaries of our employment agreements with our named executive officers who are employed by the Company as of December 31, 2019. All change of control benefits provided for in the employment agreements are "double-trigger," which means that they are payable only upon a change of control followed by termination of employment. Additionally, in connection with any actual termination of employment or change of control transaction, we may decide to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of the benefits described below, as the Compensation Committee determines appropriate.

Agreement with Mr. McLaughlin

Effective as of June 27, 2018, we entered into an employment agreement with Mr. McLaughlin for the position of President and Chief Executive Officer. This agreement was amended on October 1, 2019. Mr. McLaughlin's base salary as of December 31, 2019 is $515,000, which is subject to annual review, and he is eligible to earn an annual incentive bonus in the discretion of our board of directors with a target amount equal to 55% of his base salary and, for 2018 only, a target bonus of $140,000. Mr. McLaughlin is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Mr. McLaughlin is additionally entitled to severance benefits pursuant to his employment agreement, the terms of which are described under "—Potential Payments Upon Termination of Employment or in Connection with Change in Control."

Agreement with Mr. Eisenstadt

On July 10, 2015, we entered into an amended and restated employment agreement with Mr. Eisenstadt for the position of Chief Financial Officer. This agreement was amended on October 1, 2019. Mr. Eisenstadt's base salary as of December 31, 2019 is $360,481, which is subject to annual review, and he is eligible to earn an annual incentive bonus in the discretion of our board of directors with a target amount equal to 40% of his base salary. Mr. Eisenstadt is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. In addition, Mr. Eisenstadt's amended and restated employment agreement contains non-competition and non-solicitation provisions that apply during the term of Mr. Eisenstadt's employment and for one year thereafter. Mr. Eisenstadt is additionally entitled to severance benefits pursuant to his employment agreement, the terms of which are described under "—Potential Payments Upon Termination of Employment or in Connection with Change in Control."

Agreement with Mr. Limongelli

On March 18, 2019, we entered into an employment agreement with Mr. Limongelli for the position of Senior Vice President, General Counsel and Corporate Secretary. This agreement was amended on October 1, 2019. Mr. Limongelli's base salary as of December 31, 2019 is $325,000, which is subject to

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 35

EXECUTIVE COMPENSATION(CONTINUED)

annual review, and he is eligible to earn an annual incentive bonus in the discretion of our board of directors with a target amount equal to 40% of his base salary. Mr. Limongelli is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. In addition, Mr. Limongelli's employment agreement, as amended, contains non-competition and non-solicitation provisions that apply during the term of Mr. Limongelli's employment and for one year thereafter. Mr. Limongelli is additionally entitled to severance benefits pursuant to his employment agreement, the terms of which are described under "—Potential Payments Upon Termination of Employment or in Connection with Change in Control."

Potential Payments Upon Termination of Employment or in Connection With Change in Control

In its employment agreements, Neos does not provide executive officers with any single-trigger payments (triggered solely by a change in control), golden parachute excise tax gross-ups or excise tax reimbursements upon a change of control.

We believe that reasonable severance benefits for our NEOs are important because it may be difficult for them to find comparable employment within a short period of time. We also believe that it is important to protect our NEOs in the event of a change in control transaction involving our Company, as a result of which such officers might have their employment terminated. In addition, we believe that the interests of management should be aligned with those of our stockholders as much as possible, and we believe that providing protection upon a change in control is an appropriate counter to any disincentive such officers might otherwise perceive in regard to transactions that may be in the best interest of our stockholders.

As a result of these considerations, we have entered into employment agreements with Messrs. McLaughlin, Eisenstadt and Limongelli that provide for specified benefits to be paid if the executives are terminated under specified conditions or in connection with a change in control of our Company subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor. Summaries of these benefits are set forth below. The terms "cause," "good reason" and "change in control" are each defined in the employment agreements of Messrs. McLaughlin, Eisenstadt and Limongelli.

•
If Mr. McLaughlin's employment is terminated without "cause" or he resigns his employment for "good reason," he will be entitled to receive severance as follows: (i) continuation of base salary for 12 months and (ii) if Mr. McLaughlin was participating in our group health plan immediately prior to his termination, a payment equal to the monthly employer COBRA premium for the same level of group health coverage as in effect on the date of termination until the earliest of (A) 12 months following termination, (B) the date of his eligibility for group health coverage through other employment and (c) the end of Mr. McLaughlin's COBRA health continuation period. In the event that such termination without cause or resignation for good reason occurs within the 12-month period following the first event constituting a "change in control", in lieu of the severance payments and benefits set forth above, Mr. McLaughlin will be entitled to receive (i) a lump sum cash payment equal to 18 months of his then-annual base salary plus 1.5 times his target annual performance bonus, (ii) if Mr. McLaughlin was participating in our group health plan immediately prior to his termination, a payment equal to the monthly employer COBRA premium for the same level of group health coverage as in effect on the date of termination until the earliest of (A) 18 months following termination, (B) the date of his eligibility for group health coverage through other employment and (c) the end of Mr. McLaughlin's COBRA health continuation period and (iii) accelerated vesting of 100% of any unvested time-based equity awards held by Mr. McLaughlin.

    36    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

EXECUTIVE COMPENSATION(CONTINUED)
•
If Mr. Eisenstadt's employment is terminated by us without "cause" or Mr. Eisenstadt resigns for "good reason," he will be entitled to receive (i) an amount equal to his base salary plus any incentive compensation earned but unpaid as of the date of termination, payable in substantially equal installments over 12 months following his termination, and (ii) if Mr. Eisenstadt was participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of 12 months following termination or the end of Mr. Eisenstadt's COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us. In the event that such termination without cause or resignation for good reason occurs within the 12-month period following the first event constituting a change in control, in lieu of the severance payments and benefits set forth above, Mr. Eisenstadt will be entitled to receive (i) a lump sum cash payment equal to one times the sum of (A) his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus (B) his target annual incentive compensation for the then-current year, (ii) if Mr. Eisenstadt was participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of 12 months following termination or the end of Mr. Eisenstadt's COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us; and (iii) full acceleration of all stock options and other stock-based awards held by Mr. Eisenstadt that were granted after the date of the amended and restated employment agreement. All stock options and other stock-based awards held by Mr. Eisenstadt as of the date of the amended and restated employment agreement will be treated as indicated in the applicable award agreement.

•
If Mr. Limongelli's employment is terminated by us without "cause" or he resigns for "good reason," he will be entitled to receive (i) an amount equal to his base salary, and (ii) if Mr. Limongelli was participating in our group health plan immediately prior to his termination, we shall pay the monthly employer COBRA premium for the same level of group health coverage as in effect on the date of termination until the earliest of (A) 12 months following termination, (B) the date of his eligibility for group health coverage through other employment and (C) the end of Mr. Limongelli's COBRA health continuation period. In the event that such termination without cause or resignation for good reason occurs within the 12-month period following the first event constituting a change in control, in lieu of the severance payments and benefits set forth above, Mr. Limongelli will be entitled to receive (i) a lump sum cash payment equal to one times the sum of (A) 12 months of his then-current annual base salary plus (B) his target annual performance bonus for the then-current year, (ii) if Mr. Limongelli was participating in our group health plan immediately prior to his termination, we shall pay the monthly employer COBRA premium for the same level of group health coverage as in effect on the date of termination until the earliest of (A) 12 months following termination, (B) the date of his eligibility for group health coverage through other employment and (C) the end of Mr. Limongelli's COBRA health continuation period, and (iii) full acceleration of vesting of all unvested time-based stock equity awards held by Mr. Limongelli.

Under the employment agreements, a mere change in control itself (i.e., a "single trigger") does not trigger benefits. The intent of the severance payments and benefits in the employment agreements is to encourage executives to continue to act in stockholders' best interests in evaluating potential transactions and ensure management talent will be available to assist with the transaction and business integration.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 37

EXECUTIVE COMPENSATION(CONTINUED)

EXECUTIVE OFFICERS

Name	Age	Position
Gerald McLaughlin	52	President, Chief Executive Officer and Director
Richard Eisenstadt	61	Chief Financial Officer and Treasurer
John M. Limongelli, Esq.	50	Senior Vice President, General Counsel and Corporate Secretary

Mr. McLaughlin's biography is contained in Proposal 1. Election of Directors above.

Richard Eisenstadt

Mr. Eisenstadt has served as our Chief Financial Officer since May 2014. Prior to joining us, he served as Chief Financial Officer of ArborGen Inc. from January 2013 to May 2014, and as Vice President of Finance and Chief Financial Officer of Tranzyme, Inc., now part of Mallinckrodt Pharmaceuticals (NYSE: MNK) from June 2003 to December 2012. He previously held financial leadership positions at Cogent Neuroscience, Inc. and Nimbus CD International, Inc. Mr. Eisenstadt received his M.B.A. from James Madison University and his B.A. in Economics from the University of North Carolina, Chapel Hill.

John M. Limongelli, Esq.

Mr. Limongelli joined Neos in March 2019 and serves as our Senior Vice President, General Counsel and Corporate Secretary. Prior to joining us, he was Senior Vice President, General Counsel & Chief Administrative Officer at Trevena, Inc. (NASDAQ: TRVN) from May 2014 to March 2019. Prior to this, he was Vice President, Associate Chief Counsel and Corporate Secretary at Cigna Corporation (NYSE: CI) from September 2013 until May 2014. From October 2012 to September 2013, he was a partner at a Philadelphia-area law firm, and from September 2008 to December 2011, he served as Senior Vice President, General Counsel and Secretary at Adolor Corporation, a publicly traded biotechnology company. Prior to this, Mr. Limongelli held roles of increasing responsibility with Cephalon, Inc., a publicly traded biotechnology company. Mr. Limongelli began his legal career in private practice with Morgan, Lewis & Bockius, LLP. Before his legal career, Mr. Limongelli was a certified public accountant with KPMG LLP. Mr. Limongelli obtained both his J.D. and M.B.A. from Temple University.

    38    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

OWNERSHIP OF NEOS COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table provides information as of March 31, 2020 about the amount of Neos common stock beneficially owned by (1) all those known by us to be beneficial owners of more than five percent of our common stock; (2) each director and nominee for director; (3) each executive officer employed by the Company as of March 31, 2020; and (4) all of the directors, nominees and executive officers of the Company as of March 31, 2020, as a group. This table is based upon information supplied by officers and directors as of March 31, 2020 and Schedules 13D and 13G filed with the SEC by beneficial owners of more than five percent of our common stock (reflecting holdings as of the respective dates set forth therein).

"Beneficial ownership" includes those shares a director, nominee or executive officer has or shares the power to vote or transfer (even if another person is the record owner), and stock options that are exercisable as of March 31, 2020 or that become exercisable within 60 days of March 31, 2020. Shares of common stock subject to such options are deemed outstanding for calculating the Percent of Class of the person holding these options but are not deemed outstanding for any other person. The Percent of Class shown below is based on 49,743,955 shares outstanding and eligible to vote as of March 31, 2020.

Unless otherwise noted, the address for each director and executive officer is c/o Neos Therapeutics, Inc., 2940 N. Highway 360, Grand Prairie, TX 75050.

	Amount of Beneficial Ownership	Percent of Class
5% or greater stockholders:
Stonepine Capital Management, LLC, and related entities(1)	4,858,889	9.8%
Nantahala Capital Management, LLC, and related entities(2)	4,610,000	9.3%
Sphere Global Healthcare Management LP and related entities(3)	3,530,731	7.1%
The Goldman Sachs Group, Inc. and related entities(4)	2,548,749	5.1%

Non-employee Directors and Nominees(5)
Alan Heller	526,901	1.1%
Greg Robitaille	169,628	*
Bryant Fong	105,035	*
John Schmid	103,535	*
Beth Hecht	103,535	*
James Robinson	42,922	*
Linda M. Szyper	70,436	*
Executive Officers(6)
Gerald McLaughlin	438,119	*
Richard Eisenstadt	357,676	*
John M. Limongelli	37,500	*
All Directors, Nominees and Executive Officers as a group, including those named above (10 Persons)(7)	1,955,357	3.8%

*
Represents beneficial ownership of less than 1%.

(1)
Based on a Schedule 13G/A filed with the SEC on February 13, 2020, Stonepine Capital Management ("SCM") is the general partner and investment advisor of investment funds, including Stonepine Capital, L.P. ("Capital"). Jon M. Plexico ("Plexico") and Thomas P. Lynch ("Lynch") are the control persons of SCM. Each of SCM, Capital, Plexico, and Lynch have sole voting and dispositive power with respect to 4,858,889 shares and may be deemed to be the beneficial owner of such shares. The principal business address of the beneficial owners is 919 NW Bond Street, Suite 204, Bend, OR 97703.

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 39

OWNERSHIP OF NEOS COMMON STOCK(CONTINUED)
(2)
Based on a Schedule 13G/A filed with the SEC on February 13, 2020, Nantahala Capital Management, LLC ("NCM") may be deemed to be the beneficial owner of 4,610,000 shares of common stock held by funds and separately managed accounts under NCM's control. Wilmot B. Harkey ("Harkey") and Daniel Mack ("Mack") are the managing members of NCM and also may be deemed to be beneficial owners of the shares. NCM, Harkey and Mack share voting and dispositive power with regard to the shares held by NCM. The principal business address of the beneficial owners is 130 Main St. 2nd Floor, New Canaan, CT 06840.
(3)
Based on a Schedule 13G/A filed with the SEC on February 11, 2020, Sphera Global Healthcare Management Ltd. (the "Management Company") has investment management authority over 2,727,182 shares held by Sphera Global Healthcare Master Fund and 803,549 shares held directly by Sphera Biotech Master Fund, L.P. The Management Company is managed, controlled, and operated by its general partner, Sphera Global Healthcare GP Ltd. ("Sphera GP"), which is controlled jointly by Sphera Funds Management Ltd. ("Sphera Funds") and Moshe Arkin ("Arkin"). Each of the Management Company, Sphera GP, Sphera Funds and Arkin share voting and dispositive power with respect to 3,530,731 shares. The principal business address of the Management Company, Sphera GP, and Sphera Funds is 21 Ha'arba'ah Street, Tel Aviv 64739, Israel, and of Arkin is 6 Hachoshlim St., Herzelia, Israel.
(4)
Based on a Schedule 13G filed on January 31, 2020 by The Goldman Sachs Group, Inc. ("GS Group") and Goldman Sachs & Co. LLC ("GS & Co") as the beneficial owners of 2,548,749 shares of common stock. Each of GS Group and GS & Co. have shared voting and dispositive power with respect to such shares. The principal business address of GS Group and GS & Co. is 200 West Street, New York, NY 10282.
(5)
Includes shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2020 in the amount of 103,535 for Mr. Heller; 113,951 for Mr. Robitaille; 103,535 for Mr. Fong; 103,535 for Mr. Schmid;103,535 for Ms. Hecht; 70,436 for Ms. Szyper; and 42,992 for Mr. Robinson.
(6)
Includes shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2020 and restricted stock units vesting within 60 days after March 31, 2020 in the aggregate amount of 413,469 for Mr. McLaughlin; 332,091 for Mr. Eisenstadt; and 37,500 for Mr. Limongelli.
(7)
Includes shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2020 and restricted stock units vesting within 60 days after March 31, 2020 in the aggregate amount of 1,424,729 for all of the directors, nominees for director and executive officers, as a group.

    40    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

2021 ANNUAL MEETING AND RELATED MATTERS

When do you expect to hold the 2021 Annual Meeting of stockholders?

We currently expect to hold the 2021 Annual Meeting in June 2021, at a time and location to be announced later.

How does a stockholder submit a proposal or nomination of a director candidate for the 2021 Annual Meeting?

The following summarizes the requirements for stockholder proposals to be considered for inclusion in next year's proxy materials.

•
If you intend to submit a proposal to be included in next year's proxy materials pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal on or before December 22, 2020. Submitting a stockholder proposal does not guarantee that Neos will include the proposal in the proxy statement if the proposal does not satisfy the SEC's rules.

•
If you want to present your proposal at the 2021 annual meeting but are not proposing it pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal by the close of business between February 10, 2021 and March 12, 2021 and it must satisfy the requirements set forth in Article I, Section 2 of our Amended and Restated Bylaws.

If you would like to nominate a candidate for director at the 2021 annual meeting, you must notify the Corporate Secretary by the close of business between February 10, 2021 and March 12, 2021. The notice must include certain information specified in our Amended and Restated Bylaws, including all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person's written consent to be named in the proxy statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. The Corporate Secretary will forward all recommendations to the nominating and corporate governance committee, which will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Correspondence to the Corporate Secretary may be addressed to: Corporate Secretary, Neos Therapeutics, Inc., 2940 N. Highway 360, Grand Prairie, TX 75050. For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Quarterly Report on Form 10-Q, filed with the SEC on September 4, 2015.

How can I communicate with the Board of Directors?

Stockholders and interested parties may contact the Board of Directors, the Chairman, the independent directors, or specific individual directors by sending written correspondence to the Board, Attention: Corporate Secretary, Neos Therapeutics, Inc., 2940 N. Highway 360, Grand Prairie, TX 75050.

The Corporate Secretary will compile all communications other than routine commercial solicitations and opinion surveys sent to Board members and periodically submit them to the Board. Communications addressed to individual directors at the director address will be promptly submitted to such individual directors. The Corporate Secretary also will promptly advise the appropriate member of management of

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement 41

2021 ANNUAL MEETING AND RELATED MATTERS(CONTINUED)

any concerns relating to Neos' products or services, and the Corporate Secretary will notify the Board of the resolution of those concerns.

How do I obtain copies of Neos' corporate governance and other company documents?

The Corporate Governance Guidelines, committee charters and Neos' Code of Ethics are posted at http://investors.neostx.com. In addition, these documents are available in print to any stockholder who submits a written request to the Corporate Secretary at the address listed above.

The Company's filings with the SEC, including its annual report on Form 10-K, are available through http://investors.neostx.com.

If you are a stockholder and did not receive an individual copy of this year's proxy statement or annual report, we will promptly send a copy to you if you address a written request to Investor Relations, Neos Therapeutics, Inc., 2940 N. Highway 360, Grand Prairie, TX 75050.

What is householding and how does it affect me?

If you and other residents at your mailing address own shares of Neos stock in "street name," your broker or bank should have notified you that your household will receive only one Notice or proxy statement and annual report, as applicable, but each stockholder who resides at your address will receive a separate proxy card or voting instruction form. This practice is known as "householding." Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Householding benefits both you and Neos because it reduces the volume of duplicate information received at your household and helps Neos reduce expenses and conserve natural resources.

If you would like to receive your own set of Neos' proxy statement and annual report or, if applicable, your own Notice, now or in the future, or if you share an address with another Neos stockholder and together both of you would like to receive only a single set of Neos' proxy materials, please contact your bank, broker, or other nominee record holder, or you may contact us at Investor Relations at Neos Therapeutics, Inc., 2940 N. Highway 360, Grand Prairie, TX 75050 or call (972) 408-1300. The request must be made by each person in the household. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding will be effective 30 days following its receipt.

    42    Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

- 0 NEOS THERAPEUTICS, INC. Proxy for Annual Meeting of Stockholders on June 10, 2020 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Gerald McLaughlin and John M. Limongelli, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personallypresent and acting at the Annual Meeting of Stockholders of Neos Therapeutics, I n c . , t o b e h e l d o n We d n e s d a y, J u n e 1 0 , 2 0 2 0 a t 8 : 0 0 a . m . C e n t r a l Ti m e a t https://web.lumiagm.com/266220294 (password: neos2020), and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF NEOS THERAPEUTICS, June 10, 2020 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PMESTthe day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. DURING THE MEETING - Go to https://web.lumiagm.com/266220294 Log in with password “neos2020” and the Control Number which appears under the Account Number on this card. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20230000000000001000 9 061020 3. To transact any other business that properly comes before the Annual Meeting (including Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of two Class II directors: NOMINEES: FOR ALL NOMINEESO Gerald McLaughlin O Greg Robitaille WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. adjournments and postponements thereof). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20231/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS OF NEOS THERAPEUTICS, INC. June 10, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20231/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000001000 9 061020 3. To transact any other business that properly comes before the Annual Meeting (including Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of two Class II directors: NOMINEES: FOR ALL NOMINEESO Gerald McLaughlin O Greg Robitaille WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. adjournments and postponements thereof). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate: